Exhibit 99.2

AMERICAN CONSUMER PUBLISHING ASSOCIATION, INC.

FINANCIAL STATEMENTS

DECEMBER 31, 2002 AND 2001

AMERICAN CONSUMER PUBLISHING ASSOCIATION, INC.

FINANCIAL STATEMENTS

DECEMBER 31, 2002 AND 2001

C O N T E N T S

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

Board of Directors and Shareholders

American Consumer Publishing Association, Inc.

We have audited the balance sheets of American Consumer Publishing Association, Inc., as of December 31, 2002 and 2001, and the related statements of operations, shareholder’s equity and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of American Consumer Publishing Association, Inc., as of December 31, 2002 and 2001, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ Pohl, McNabola, Berg & Co., LLP

Pohl, McNabola, Berg & Company LLP

San Francisco, CA

July 3, 2003

AMERICAN CONSUMER PUBLISHING ASSOCIATION, INC.

BALANCE SHEETS

DECEMBER 31, 2002 AND 2001

	2002	2001
ASSETS
Current assets
Cash and cash equivalents	$265,011	$705,456
Accounts receivable—related party	297,499	73,579
Note receivable—related party	505,129	—
Advance to related party	17,200	22,200
Prepaid expenses	—	879

Other current assets	—	—

Total current assets	1,084,839	802,114

Property and equipment—net	217,466	109,895

Investment in affiliate	71,229	57,017

Total other assets	71,229	57,017

Total assets	$1,373,534	$969,026

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities
Accounts payable	$498,913	$691,363
Accrued expenses	354,035	19,131
Advances—shareholder	2,384	—

Total current liabilities	855,332	710,494

Long term liabilities
Deferred taxes	—	—
Other long-term liabilities	—	—

Total long term liabilities	—	—

Long term liabilities	—	—

Total liabilities	855,332	710,494

Stockholder’s equity
Common stock, no par value 1,000 shares authorized; 100 shares issued and outstanding	1,000	1,000
Retained earnings	517,202	257,532

Total stockholder’s equity	518,202	258,532

Total liabilities and stockholder’s equity	$1,373,534	$969,026

The accompanying notes are an integral part of these financial statements.

AMERICAN CONSUMER PUBLISHING ASSOCIATION, INC.

STATEMENTS OF OPERATIONS

DECEMBER 31, 2002 AND 2001

	2002	2001
Revenues
Service income—related party	$7,736,719	$4,362,657
Service income	183,071	189,382
Magazine subscription sales	398,499	331,542

Gross Revenues	8,318,289	4,883,581

Operating Expenses
Depreciation and amortization	38,421	2,363
General and administration	1,102,103	633,544
Payroll and related expenses	813,202	515,693
Magazine remittances	4,791,661	2,708,040
Other operating expenses	1,303,086	526,613

Total Operating Expenses	8,048,473	4,386,253

Income from operations	269,816	497,328

Other income (expenses)
Other income and expenses	28,442	1,115

Total other income (expenses)	28,442	1,115

Income before income taxes	298,258	498,443

Provision for income taxes	—	—

	298,258	498,443
Equity in loss of Back 2 Backs, Inc.	(38,588)	(42,983)

Net Income	$259,670	$455,460

The accompanying notes are an integral part of these financial statements.

AMERICAN CONSUMER PUBLISHING ASSOCIATION, INC.

STATEMENTS OF SHAREHOLDER’S EQUITY

DECEMBER 31, 2002 AND 2001

	Common Stock		Retained Earnings	Total
	Number of Shares	Amount
Common stock issued	100	$1,000	$—	$1,000
Dividends	—	—	(197,928)	(197,928)
Net income	—	—	455,460	455,460

Balance, December 31, 2001	100	$1,000	$257,532	$258,532

Net income	—	—	259,670	259,670

Balance, December 31, 2002	100	$1,000	$517,202	$518,202

The accompanying notes are an integral part of these financial statements.

AMERICAN CONSUMER PUBLISHING ASSOCIATION, INC.

STATEMENTS OF CASH FLOWS

DECEMBER 31, 2002 AND 2001

	2002	2001
Increase (decrease) in cash and cash equivalents:
Net income	$259,670	$455,460
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	38,421	2,363
Equity in loss of Back 2 Backs, Inc.	38,588	42,983
Accrued interest on note receivable from related party	(26,979)	—

	309,700	500,806

Changes in operating assets and liabilities:
Increase in accounts receivable	(218,921)	(95,779)
Increase in notes receivable	(478,150)	—
Increase (decrease) in prepaid expenses	879	(879)
Increase (decrease) in accounts payable	(192,449)	691,361
Increase in accrued expenses	334,904	19,131

Cash flow generated by (used in) operating activities	(553,737)	613,834

Cash flows from investing activities
Investment in Back 2 Backs, Inc.	(52,800)	(100,000)
Purchase of office equipment and improvements	(145,992)	(112,258)

Cash flows used in investing activities	(198,792)	(212,258)

Cash flow from financing activities:
Distribution to shareholder	(719,860)	(384,211)
Advances from shareholder	722,244	186,285
Commons stock	—	1,000

Net cash generated by (used in) financing activities	2,384	(196,926)

Net (decrease) increase in cash and cash equivalents	(440,445)	705,456

Cash and cash equivalents at beginning of year	705,456	—

Cash and cash equivalents at end of year	$265,011	$705,456

The accompanying notes are an integral part of these financial statements.

AMERICAN CONSUMER PUBLISHING ASSOCIATION, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2002 AND 2001

1.	Summary of Significant Accounting Policies

This summary of significant accounting policies of American Consumer Publishing Association, Inc., (“ACPA” or “The Company”), is presented to assist in understanding the Company’s financial statements. The financial statements and notes are representations of the Company’s management, who is responsible for their integrity and objectivity. These accounting policies conform to generally accepted accounting principles in the US and have been consistently applied in the preparation of the financial statements.

Organization and line of business

The Company, an Oregon corporation that was formed in 2001, is a technology-driven direct marketing company that specializes in executing targeted, interactive sales campaigns utilizing multiple direct marketing channels, including direct mail, inbound and outbound telesales, print ads, web marketing and e-mail. The Company was initially formed to provide the infrastructure needed by IC Marketing, Inc. (“ICM”), a related party, to sell magazine subscription packages through these multiple channels.

ACPA is able to provide a cross-channel marketing strategy, which is an effective integration of online and offline marketing techniques. By utilizing all available channels to make contact with the consumer, ACPA seeks to maximize the synergies of cross-channel marketing. ACPA frequently initiates contact with a consumer through one channel and consummates a transaction through another channel. For example, direct mail often attracts the interest of a consumer, who then responds by calling an 800 number. ACPA operates a call center, which handles customer service requests and telesales.

On June 1, 2003, the Company was acquired by Raybor Management Inc. (“Raybor”), a diversified holding company.

IC Marketing, Inc., is a related party due to common ownership by Raybor Management Inc.

Use of estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Significant estimates include reserve for loss contingencies and depreciation. Actual results could differ from those estimates.

AMERICAN CONSUMER PUBLISHING ASSOCIATION, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2002 AND 2001

1.	Summary of Significant Accounting Policies (continued)

Contingencies

Certain conditions may exist as of the date the financial statements are issued, which may result in a loss to the Company but which will only be resolved when one or more future events occur or fail to occur. The Company’s management and its legal counsel assess such contingent liabilities, and such assessment inherently involves an exercise of judgment. In assessing loss contingencies related to legal proceedings that are pending against the Company or unasserted claims that may result in such proceedings, the Company’s legal counsel evaluates the perceived merits of any legal proceedings or unasserted claims as well as the perceived merits of the amount of relief sought or expected to be sought therein.

If the assessment of a contingency indicates that it is probable that a material loss has been incurred and the amount of the liability can be estimated, then the estimated liability would be accrued in the Company’s financial statements. If the assessment indicates that a potentially material loss contingency is not probable but is reasonably possible, or is probable but cannot be estimated, then the nature of the contingent liability, together with an estimate of the range of possible loss if determinable and material, would be disclosed.

Loss contingencies considered remote are generally not disclosed unless they involve guarantees, in which case the nature of the guarantee would be disclosed.

Cash and cash equivalents

For purpose of the statements of cash flows, cash equivalents include amounts invested in a money market account with a financial institution. The Company considers all highly liquid investments with an original maturity of three months or less to be cash equivalents. Cash equivalents are carried at cost, which approximates market.

Concentration of cash

The Company at times maintains cash balances in excess of the federally insured limit of $100,000 per institution. There were uninsured balances of $165,011 and $605,456 as of December 31, 2002 and 2001.

Revenue recognition

Revenue is recorded on an accrual basis in the period in which services are provided. Expenses are recognized in the period in which they are incurred.

AMERICAN CONSUMER PUBLISHING ASSOCIATION, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2002 AND 2001

1.	Summary of Significant Accounting Policies (continued)

Accounts receivable and allowance for doubtful accounts

Accounts receivable are typically unsecured. They generally require no collateral, and the entire balance of accounts receivable is from IC Marketing, Inc., a related party. Accounts receivable amounted to $297,499 and $63,579 at December 31, 2002 and 2001 respectively.

There was no allowance for doubtful accounts at December 31, 2002 and 2001.

Property and equipment

Property and equipment are recorded at cost less accumulated depreciation and amortization. Expenditures for major additions and improvements are capitalized, and minor maintenance, repairs and replacements are charged to expense as incurred. When property and equipment are retired or otherwise disposed of, the cost and accumulated depreciation are removed from the accounts and any resulting gain or loss is included in the results of operations for the respective period. Depreciation and amortization are provided using the straight-line method over the estimated useful lives of the respective assets using the straight-line method for financial statement purposes. The Company uses other depreciation methods (generally accepted) for tax purposes where appropriate. The estimated useful lives for significant property and equipment are as follows:

Leasehold improvements	10-15 years
Computer and manufacturing equipment	5-10 years
Office furniture and fixtures	3-7 years

Advertising

The Company expenses the costs of advertising as incurred. The Company did not incur any advertising costs during 2002 or 2001.

Income taxes

The Company, with the consent of its initial sole stockholder, elected under the Internal Revenue Code to be taxed as an S Corporation prior to its acquisition by Raybor Management Inc. in June 2003. The stockholders of an S Corporation are taxed on their proportionate share of the Company’s taxable income. Therefore, no provision or liability for federal and state income taxes has been included in the financial statements. Certain specific deductions and credits flow through the Company to its stockholders.

AMERICAN CONSUMER PUBLISHING ASSOCIATION, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2002 AND 2001

1.	Summary of Significant Accounting Policies (continued)

Fair value of financial instruments

The Company measures its financial assets and liabilities in accordance with generally accepted accounting principles. For certain of the Company’s financial instruments, including cash and cash equivalents, accounts payable, and accrued liabilities, the carrying amounts approximate fair value due to their short maturities.

Purchased Services

The Company has an agreement with IC Marketing, Inc., a related party, to provide data processing services for customer orders, management and consulting assistance including legal, accounting, information technology, customer service (call center), human resources and general operations including: processing of customer payments, follow-up on delinquent accounts, and customer service such as assistance with renewals, change of address requests, refunds and cancellations, and all other customer support.

Adoption of SFAS-133, “Accounting for Derivative Instruments and Hedging Activities”

The Company has adopted Financial Accounting Standards Board Statement No. 133 “Accounting for Derivative Instruments and Hedging Activities”, which requires that all derivative instruments be recorded on the balance sheet at fair value. The Company is currently not engaged in hedging activities nor does it have any derivative instruments, thus there is no impact on the current periods financial statements

Investments

The equity method of accounting is used when the Company has a 20% to 50% interest in other entities. Under the equity method, original investments are recorded at cost and adjusted by the Company’s share of undistributed earnings or losses of these entities. Non-marketable investments in which the Company has less than 20 % interest and in which it does not have the ability to exercise significant influence over the investee are initially recorded at cost and periodically reviewed for impairment.

Internal-use software

Accounting for the Costs of Computer Software Developed or Obtained for Internal Use is in accordance with Statement of Position 98-1. Certain internal-use software costs are capitalized once specific criteria are met and these costs are amortized on a straight-line basis over a three-year period.

During 2001 and 2002, the Company capitalized certain software development costs. The Company capitalizes costs incurred during the development process, including payroll costs for employees who are directly associated with the development process and services performed by consultants. Amortization of such costs is based on the straight-line method over the remaining economic life of the software.

AMERICAN CONSUMER PUBLISHING ASSOCIATION, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2002 AND 2001

1.	Summary of Significant Accounting Policies (continued)

Comprehensive income (loss)

Comprehensive income consists of net income and other gains and losses affecting shareholder’s equity that, under generally accepted accounting principles, are excluded from net income in accordance with Statement on Financial Accounting Standards No. 130, “Reporting Comprehensive Income.” The Company, however, does not have any components of comprehensive income (loss) as defined by SFAS No. 130 and therefore, for the years ended December 31, 2002 and 2001, comprehensive income (loss) is equivalent to the Company’s reported net income (loss).

Segment reporting

The FASB issued SFAS 131 on “Disclosures about Segments of an Enterprise and Related Information” effective in 1998. The Company evaluated SFAS 131 and determined that it is in the direct marketing business, which it considers its sole business segment.

Business risks and uncertainties

The Company operates in the field of magazine subscription sales.

The Company’s success is dependent upon the continued relationship with IC Marketing, Inc., and on its ability to retain qualified management personnel.

Recent accounting pronouncements

In July 2001, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 141 (“SFAS 141”), “Business Combinations,” which supercedes Accounting Principles Board (“APB”) Opinion No. 16, “Business Combinations.” SFAS 141 requires the purchase method of accounting for business combinations initiated after June 30, 2001, and eliminates the pooling-of-interests method. In addition, SFAS 141 establishes specific criteria for the recognition of intangible assets separately from goodwill and requires unallocated negative goodwill to be written off immediately as an extraordinary gain. The provisions of SFAS 141 are required to be adopted July 1, 2001. The adoption of this statement did not have any impact on the Company’s financial condition or results from operations.

AMERICAN CONSUMER PUBLISHING ASSOCIATION, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2002 AND 2001

1.	Summary of Significant Accounting Policies (continued)

Recent accounting pronouncements (continued)

In July 2001, the FASB also issued Statement of Financial Accounting Standards No. 142 (“SFAS 142”), “Goodwill and Other Intangible Assets,” which is effective for fiscal years beginning after December 15, 2001. Certain provisions shall also be applied to acquisitions initiated subsequent to June 30, 2001. SFAS 142 supercedes APB Opinion No. 17, “Intangible Assets,” and requires, among other things, the discontinuance of amortization related to goodwill and indefinite-lived intangible assets. These assets will then be subject to an impairment test at least annually. In addition, the standard includes provisions upon adoption for the reclassification of certain existing recognized intangibles as goodwill, reassessment of the useful lives of existing recognized intangibles and reclassification of certain intangibles out of previously reported goodwill. The adoption of this statement did not have a material impact on the Company’s financial condition or results from operations.

In June 2001, the FASB issued SFAS No. 143, “Accounting for Asset Retirement Obligations.” SFAS No. 143 requires liability recognition for obligations associated with the retirement of tangible long-lived asset and the associated asset retirement costs. The Statement is effective for financial statements issued for fiscal years beginning after June 15, 2002 with earlier application encouraged. The implementation of SFAS No. 143 did not have an affect on the Company’s results of operations or financial position.

In August 2001, the FASB issued SFAFS No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets.” SFAS No. 144 supersedes SFAS No. 121, “Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed of”, in that it removes goodwill from its impairment scope and allows for different approaches in cash flow estimation. However, SFAS No. 144 retains the fundamental provisions of SFAS No. 121 for (a) recognition and measurement of long-lived assets to be held and used and (b) measurement of long-lived assets to be disposed of. SFAS No. 144 also supersedes the business segment concept in APB opinion No. 30, “Reporting the Results of Operations-Reporting the Effects of Disposal of a Segment of a Business, and Extraordinary, Unusual and Infrequently Occurring Events and Transactions,” in that it permits presentation of a component of an entity, whether classified as held for sale or disposed of, as a discontinued operation. However, SFAS No. 144 retains the requirement of APB Opinion No. 30 to report discontinued operations separately from continuing operations. The provisions of this Statement are effective for financial statements issued for fiscal years beginning after December 15, 2001 with earlier application encouraged. The Company adopted the provisions of SFAFS No. 144 effective January 1, 2002, which did not have an affect on the Company’s results of operations or financial position.

In April 2002, the FASB issued Statement of Financial Accounting Standards No. 145 (“SFAS 145”), “Rescission of FASB Statements Nos. 4, 44 and 64, Amendment of FASB Statement No. 13, and Technical Corrections.” SFAS 145 eliminates the requirement that gains and losses from the extinguishment of debt be aggregated and, if material, classified as an extraordinary item, net of the related income tax effect.

The Company adopted SFAS 145 in the fourth quarter of fiscal 2002. The adoption of SFAS 145 did not have a material impact on the Company’s results of operations or financial position.

AMERICAN CONSUMER PUBLISHING ASSOCIATION, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2002 AND 2001

1.	Summary of Significant Accounting Policies (continued)

Recent accounting pronouncements (continued)

In December 2002, the FASB issued SFAS No.148, “Accounting for Stock-Based Compensation—Transition and Disclosure.” This statement amends SFAS No.123, “Accounting for Stock-Based Compensation,” to provide alternative methods of transition for a voluntary change to the fair value-based method of accounting for stock-based employee compensation. The Company does not have any stock options or warrants.

2.	Property and Equipment

Property and equipment consisted of the following at December 31:

	2002	2001
Leasehold improvements	$117,939	$45,441
Office furniture and fixtures	66,390	33,400
Computer equipment and software	73,921	33,417

Total property and equipment	258,250	112,258
Less: accumulated depreciation	(40,784)	(2,363)

Total	$217,466	$109,895

Depreciation expense for the years ended December 31, 2002 and 2001, was $38,421 and $2,363, respectively.

3.	Accrued Expenses

Accrued expenses consisted of the following at December 31:

	2002	2001
Accrued payroll taxes	$32,008	$19,131
Accrued loss contingency	292,027	—
Accrued audit fees	30,000	—

Total	$354,035	$19,131

AMERICAN CONSUMER PUBLISHING ASSOCIATION, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2002 AND 2001

4.	Advances to/from Shareholder

The Company received and made cash advances to Dennis L. Simpson, its sole shareholder, prior to the Company’s acquisition by Raybor Management Inc. in June 2003. Short-term advances due from the shareholder at December 31, 2002, were $2,384. Shareholder advances are non-interest bearing and are due on demand. There were no shareholder advances at December 31, 2001.

5.	Commitments and Contingencies

Legal

The Company has been named as a defendant in various lawsuits by suppliers and mail services providers alleging breach of contract and seeking damages totaling $825,000. These claims are in various stages of judicial proceedings and include demands for monetary damages and remedial actions. In some cases, the dollar amounts of the claims have not been specified. The Company is vigorously defending itself against these allegations, based on the advice of the Company’s legal counsel. The Company accrues costs associated with litigation matters, on an undiscounted basis, when they become more likely than remote and are reasonably estimable. As of December 31, 2002, the Company has accrued $292,027, which represents its current estimate of the probable settlements, including legal costs. This amount was charged to operations in 2002.

However, if the cases go to trial, the amount of the ultimate loss to the Company, if any, may equal or exceed the entire amount of damages of $825,000 sought by the plaintiffs.

In 2001, the Company initiated a legal action against one of its suppliers alleging breach of contract and misrepresentation. Management believes, based on the advice of the Company’s legal counsel, that the suit ultimately could result in a settlement or award by the court in favor of the Company. However, the ultimate outcome of the litigation cannot be determined, and no amount has been recognized for possible collection of any claims asserted in the litigation.

Office leases

The Company entered into a month-to-month lease arrangement for office space with Simpson and Hoyal, G.P., an entity co-owned by the company’s initial stockholder, Mr. Dennis Simpson, and Mr. Jeffrey Hoyal. Mr. Simpson is the majority shareholder of Raybor Management Inc., the Company’s sole shareholder. Mr. Hoyal is the President and a Director and shareholder of Raybor. The building is located at 355 Industrial Circle, White City, OR and the rent is $1,262.54 per month.

Rent expense paid to Simpson and Hoyal, G.P. during 2002 and 2001 was $27,350 and $21,100, respectively.

AMERICAN CONSUMER PUBLISHING ASSOCIATION, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2002 AND 2001

6.	Concentrations

Company is dependent on few major suppliers

The Company is dependent on third-party clearinghouses for all of its supply of magazines. In 2002 and 2001, products purchased from the Company’s largest clearinghouse accounted for approximately 70% of product purchases. The Company is dependent on the ability of its clearinghouses to provide products on a timely basis and on favorable pricing terms. The loss of certain principal suppliers or a significant reduction in product availability from principal suppliers could have a material adverse effect on the Company. The Company believes that its relationships with its suppliers are satisfactory. However, the Company has periodically experienced inadequate supply from certain magazine clearinghouses.

Concentrations in sales to affiliated company

In 2002 and 2001, one customer, IC Marketing, Inc., which is wholly owned and controlled by Raybor Management Inc., the sole shareholder of ACPA, accounted for 93% and 90% of total sales.

7.	Related Party Transactions—Shareholder

In addition to the office lease (described in Note5), the Company has identified the following significant related party transactions with related parties, noted as follows:

IC Marketing, Inc.

The Company has a corporate services agreement with IC Marketing, Inc., an entity that is wholly owned and controlled by Raybor Management Inc., the Company’s sole shareholder. Under the terms of the agreement, the Company provides various corporate support staff, administrative services and other services as well as the reimbursement for refunds and remittances to clearinghouses. Revenue from such services equals 93% and 90% of the Company’s gross revenue, subject to certain adjustments, and totaled $7,736,719 and $4,362,657 in 2002 and 2001, respectively.

The Company recorded a receivable from IC Marketing, Inc. of $297,499 and $63,579 as of December 31, 2002 and 2001, respectively.

AMERICAN CONSUMER PUBLISHING ASSOCIATION, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2002 AND 2001

7.	Related Party Transactions—Shareholder (continued)

Indian Motorcycle Medford, Inc.

The Company purchased customer mail lists from Indian Motorcycle Medford, Inc. totaling $181,000 and $275,705 during 2002 and 2001, respectively. The Indian Motorcycle Medford, Inc. is co-owned by the Company’s initial shareholder, Dennis Simpson, and Jeffrey Hoyal. Mr. Simpson is the majority shareholder of Raybor Management Inc., the Company’s current sole shareholder, and Mr. Hoyal is the President and a Director and shareholder of Raybor.

The Company recorded an advance to the Indian Motorcycle Medford, Inc. of $10,000 as of December 31, 2001. Indian Motorcycle Medford, Inc. repaid this amount in the subsequent year.

Advances from shareholder

The Company has received non-interest bearing advances from its initial shareholder, Dennis Simpson. The total outstanding amount of advances at December 31, 2002, was $2,384.

Rover Adventure, Inc.

The Company purchased mail lists from Rover Adventure, Inc., which was co-owned until October 2002 by Mr. Simpson and Mr. Hoyal. Total amount of mail list purchases were $73,182 and none in 2002 and 2001, respectively.

8.	Related Party Transactions—Other

Mr. Jeffrey Hoyal

Mr. Jeffrey Hoyal is the President and a Director and shareholder of Raybor Management Inc. The Company has identified the following transactions with Mr. Hoyal and companies in which he has an ownership or managerial interest. The more significant related party transactions follow:

Freedom Financial, Inc.

The Company has a note receivable from Freedom Financial, Inc. (“FF”), of $478,150 at December 31, 2002. This note bears interest at 12% per annum and is due on demand. Mr. Hoyal was initially the sole shareholder of Freedom Financial, Inc., which is now a wholly-owned subsidiary of Raybor Management Inc. The Company has recorded accrued interest on this note receivable of $26,979 as of December 31,2002.

Additionally, the Company made an advance to Freedom Financial of $17,200 as of December 31, 2002. This advance is non-interest bearing and is due on demand.

During 2002, the company purchased mail lists from Freedom Financial, Inc., totaling $64,545.

AMERICAN CONSUMER PUBLISHING ASSOCIATION, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2002 AND 2001

8.	Related Party Transactions—Other (continued)

Hoyal and Associates

The Company has a management consulting agreement with Hoyal and Associates, a company owned by Mr. Hoyal, to provide management expertise. The Company paid consulting fees totaling $154,479 and $270,639 in 2002 and 2001, respectively to Hoyal and Associates.

Hoyal Farms Transportation, Inc.

The Company contracted with Hoyal Farms Transportation, Inc., an entity owned until October 2002 by Mr. Hoyal, to provide transportation and trucking services. The Company paid transportation costs totaling $11,650 and $121,000 in 2002 and 2001, respectively.

The company purchased mailing lists and office supplies from Hoyal Farms Transportation, Inc. in the amount of $5,000 and $16,557 during 2002 and 2001, respectively.

Preferred Insurance and Management Group, P.C.

The Company purchased mail lists from the Preferred Insurance and Management Group, P.C., which is owned by Mr. Hoyal. Total amount of mail list purchases were $60,514 and $51,389 in 2002 and 2001, respectively.

Western Pacific Publishing Corp.

The Company remits certain magazine subscriptions through Western Pacific Publishing Corp., which is owned by a relative of Mr. Hoyal. A total of $163,712 in magazine subscription remittances were conducted through Western Pacific Publishing Corp. in 2002. There were no such remittances in 2001.

Mid-West Magazine Services

The Company remits certain magazine subscriptions through Midwest Company, which is owned by a relative of Mr. Hoyal. A total of $279,886 in magazine subscription remittances were conducted through Midwest Magazine Services in 2002. There were no such remittances in 2001.

Back 2 Backs, Inc.

The Company made an equity investment in Back 2 Backs, Inc. (“B2B”), an entity in which Mr. Hoyal was minority shareholder and a member of the Board of Directors. B2B is an operator of medical clinics for providing back pain relief. The Company had a 20% ownership interest in Back 2 Backs, Inc., until June 1, 2003, when B2B became a wholly-owned subsidiary of Raybor Management Inc. (see Notes 9 and 10).

AMERICAN CONSUMER PUBLISHING ASSOCIATION, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2002 AND 2001

9.	Investment in Affiliate—Back 2 Backs, Inc.

In 2001, The Company had a 17.6% interest in B2B, which was accounted for on the equity method because the Company exercised significant influence over B2B’s operating and financial activities. Therefore, the Company’s investment in B2B, which was initially carried at cost, is adjusted annually for the Company’s proportionate share of B2B’s earnings or losses.

During 2002, the Company bought an additional 2.4% interest in B2B, thereby increasing its holdings to 20%. In June 2003, B2B became a wholly-owned subsidiary of Raybor Management Inc.

Summarized information of assets, liabilities, and results of operations of investee accounted for on the equity method

The Company’s investments in companies that are accounted for on the equity method of accounting consist of a 20.0% and 17.6% interest in B2B in 2002 and 2001, respectively. The net value of the investments in this company amounted to $71,229 and $57,017 at December 31, 2002 and 2001, respectively.

The Company accounted for its 20% investment in B2B, under the equity method. At December 31, 2002, and December 31, 2001, the carrying value of the investment in B2B exceeded the Company’s share of the underlying net assets of B2B by $52,576 and $20,724, respectively. The excess, which the Company is unable to relate to any specific accounts of B2B, is considered goodwill, and was evaluated for impairment in accordance with SFAS 142, and it was deemed not to be impaired.

The combined results of operations and financial position of the Company’s equity basis investment is summarized below:

	2002	2001
Condensed income statement information:
Net sales	$821,178	$279,155
Gross margin	661,079	247,924
Net loss	(192,938)	(244,223)

Company’s share of net loss in B2B	$(38,588)	$(42,983)

Condensed balance sheet information:
Current assets	$315,507	$143,753
Non-current assets	2,801,860	712,907

Total assets	$3,117,367	$856,660

Current liabilities	$1,412,679	$17,535
Non-current liabilities	1,611,419	632,918
Equity	93,269	206,207

Total liabilities and equity	$3,117,367	$856,660

AMERICAN CONSUMER PUBLISHING ASSOCIATION, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2002 AND 2001

10.	Subsequent Events

On June 1, 2003, Raybor Management Inc. (Raybor), a Delaware corporation, a diversified holding company, acquired all of the issued and outstanding shares of capital stock of the Company and three privately-held corporations in exchange for the issuance of shares of Raybor’s common stock. These other corporations are IC Marketing, Inc., a Nevada corporation controlled by Dennis L. Simpson, a shareholder of Raybor, Freedom Financial, Inc., an Oregon corporation (“FF”) wholly-owned by Jeffrey D. Hoyal, the President and a Director and a shareholder of Raybor, and Back 2 Backs, Inc., an Oregon corporation (“B2B”), all of the outstanding shares of which are held by four shareholders, including Mr. Simpson and Mr. Hoyal. ICM and ACPA are in the magazine subscription business. FF is in the business of providing account receivable and equipment lease financing and other financial advisory services to third parties. B2B is in the business of operating medical clinics for the treatment of lower back disorders through a new technology called spinal decompression.

Raybor issued additional shares of its common stock to the shareholders of B2B, ICM, FF and the Company in exchange for all of the outstanding shares of capital stock of such entities. As a result, these entities became wholly-owned subsidiaries of the Raybor.

In May 2003, the Company sold 575 shares of its common stock at $60 per share to employees of the Company or Raybor. The proceeds will be used for working capital purposes.

Dividend

On May 31, 2003, the Company assigned its 20% ownership interest in B2B to Mr. Simpson, in lieu of a cash dividend prior to the Company’s acquisition by Raybor Management Inc in June 2003.

Advances Made to Related Parties

As of July 2003, the Company made advances totaling $170,000 to Freedom Financial, Inc., an entity wholly-owned by Raybor, primarily working capital and other financing needs of this related entity. Intercompany advances are all non-interest bearing.